Exhibit 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Principal Executive Officer

In connection with the Quarterly Report on Form 10-Q of Industrial Logistics Realty Trust Inc. (the “Company”) for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dwight L. Merriman III, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2016	/s/ DWIGHT L. MERRIMAN III
Dwight L. Merriman III
Chief Executive Officer (Principal Executive Officer)

Certification of Principal Financial Officer

In connection with the Quarterly Report on Form 10-Q of Industrial Logistics Realty Trust Inc. (the “Company”) for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas G. McGonagle, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2016	/s/ THOMAS G. MCGONAGLE
Thomas G. McGonagle Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)